UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report September 16, 2019
(Date of earliest event reported)

KINGSTONE COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-1665	36-2476480
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

15 Joys Lane, Kingston, NY	12401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 802-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On September 16, 2019, Kingstone Companies, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that Meryl Golden will be joining the Company’s management team as its Chief Operating Officer.  Ms. Golden will also serve as Chief Operating Officer of Kingstone Insurance Company, the Company’s wholly-owned subsidiary.

Ms. Golden, age 59, has over 25 years of experience in the insurance industry, having previously held Northeast Regional General Management roles at both Progressive Insurance and Liberty Mutual.  Most recently she was Sales Manager, Insurance Solutions for Arity, a mobility and data analytics company founded by Allstate, and was General Manager, North America for Earnix, a banking and insurance software company.

Pursuant to an employment agreement entered into between the Company and Ms. Golden (the “Employment Agreement”), which provides for a term ending December 31, 2021, Ms. Golden will be entitled to receive an annual salary of $500,000.  The Employment Agreement also provides for the grant to Ms. Golden of a five year option for the purchase of 50,000 shares of common stock of the Company pursuant to the Company’s 2014 Equity Participation Plan.

The foregoing description of the Employment Agreement (including the stock option grant) does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference herein.
Item 7.01	Regulation FD Disclosure.

See Item 5.02 above.  A copy of the Press Release is furnished as Exhibit 99.2 hereto.

The information in the Press Release is being furnished, not filed, pursuant to this Item 7.01. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this Current Report on Form 8-K with respect to the Press Release is not intended to, and does not, constitute a determination or admission by the Company that the information in this Report with respect to the Press Release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Employment Agreement, dated as of August 27, 2019, by and between Kingstone Companies, Inc. and Meryl S. Golden.

99.2	Press release, dated September 16, 2019, issued by Kingstone Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSTONE COMPANIES, INC.

Dated: September 16, 2019	By:	/s/ Barry B. Goldstein
Barry B. Goldstein
Chief Executive Officer